Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Seelos Therapeutics, Inc. (the “Company”) for the quarterly period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raj Mehra, Ph.D., Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report.

Dated: August 14, 2024	By:	/s/ Raj Mehra, Ph.D.
Raj Mehra, Ph.D.
Chief Executive Officer and President
(Principal Executive Officer)